Rule 497(k)
Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

(the “Trust”)

EQUITYCOMPASS RISK MANAGER ETF

(the “Fund”)

SUPPLEMENT TO THE PROSPECTUS, SUMMARY PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION

DATED JUNE 6, 2023

On June 5, 2023, the Board of Trustees of the Trust (the “Board”) voted to terminate and liquidate the Fund pursuant to a Plan of Liquidation and Termination (the “Plan”) approved by the Board. The Board has determined that the termination and liquidation of the Fund is in the best interests of the Fund. Please note that trading in Fund shares on NYSE Arca, Inc (“NYSE Arca”) will be halted effective as of the close of business on July 14, 2023, and the Fund will be liquidated as a series of the Trust on or around July 21, 2023 (the “Liquidation Date”). You may sell your shares of the Fund on NYSE Arca until the end of the trading day on July 14, 2023. Pursuant to the Plan and in anticipation of the Fund’s liquidation, the Fund will be closed to new creation purchases effective as of the close of business on July 14, 2023.

Any shareholder holding shares in the Fund as of July 18, 2023 will receive a cash redemption amount representing his or her proportionate interest in the net assets of the Fund as of the Liquidation Date, subject to any required withholdings. As is the case with any redemption of Fund shares, these liquidation proceeds will generally be subject to federal and, as applicable, state and local income taxes if the redeemed shares are held in a taxable account and the liquidation proceeds exceed your adjusted basis in the shares redeemed. If the redeemed shares are held in a qualified retirement account such as an IRA, the liquidation proceeds may not be subject to current income taxation under certain conditions. You should consult with your tax adviser for further information regarding the federal, state and/or local income tax consequences of this liquidation that are relevant to your specific situation.

To prepare for the termination and liquidation of the Fund, the Fund’s portfolio managers may increase the Fund’s assets held in cash and similar instruments. As a result, on or around July 14, 2023, the Fund is expected to deviate from its stated investment strategies and policies and will no longer be managed to meet its investment objective.

If you have additional questions, please call (800) 621-1675.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS,
SUMMARY PROSPECTUS AND STATEMENT OF ADDITIONAL
INFORMATION FOR FUTURE REFERENCE